UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2009

WELLS FARGO & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-2979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of Principal Executive Offices) (Zip Code)

1-866-249-3302

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On August 28, 2008, Wells Fargo & Company (“Wells Fargo”) received a notice (the “Notice”) required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended, regarding a blackout period under each of the Wells Fargo & Company 401(k) Plan (the “Wells Fargo 401(k) Plan”) and the Wachovia Savings Plan (the “Wachovia Savings Plan”) (collectively, the “Plans”). The purpose of the blackout period for each of the Plans is to implement certain changes to the available investment fund options in anticipation of merging the Wachovia Savings Plan into the Wells Fargo & Company 401(k) Plan at year-end as a result of the merger of Wachovia Corporation with and into Wells Fargo on December 31, 2008.

The blackout period applicable to the Wells Fargo 401(k) Plan is expected to begin at 3:00 p.m. Central Time on October 7, 2009 and end the week of October 12, 2009. The blackout period applicable to the Wachovia Savings Plan is expected to begin at 4:00 p.m. Eastern Time on October 6, 2009 and end the week of October 12, 2009. During the applicable blackout periods, participants in the Plans will be unable to access their Plan accounts, including being unable to direct or diversify investments, change contribution rates, or obtain loans or distributions. Notice of the applicable blackout period was sent to all participants and beneficiaries under each of the Plans on August 28, 2009. Copies of these blackout notices are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein in their entirety.

Because the Plans include Wells Fargo common stock funds as investment options, on September 2, 2009, in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Securities and Exchange Commission Regulation BTR, Wells Fargo sent a separate notice (the “Insider Notice”) to its directors and executive officers informing them that during the blackout periods, they would generally be prohibited from directly or indirectly purchasing, selling, or otherwise acquiring or transferring, Wells Fargo common stock or any other equity security or derivative securities of Wells Fargo acquired in connection with their employment as an officer or service as a director. A copy of the Insider Notice is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein in its entirety.

During the Blackout Period and for a period of two years after the end date thereof, a security holder or other interested person may obtain, without charge, information regarding the blackout periods, including the actual end dates of the blackout periods. This information is available by contacting Emily Janowsky at Wells Fargo & Company, Investor Relations, 420 Montgomery Street, MAC A0101-025, San Francisco, California 94104 or via telephone at 415-396-4496.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Notice to Participants in the Wells Fargo 401(k) Plan dated August 28, 2009
99.2	Notice to Participants in the Wachovia Savings Plan dated August 28, 2009
99.3	Notice of Blackout Periods sent to Directors and Executive Officers of Wells Fargo & Company on September 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2009	WELLS FARGO & COMPANY

	By:	/s/ Julie M. White
Julie M. White
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice to Participants in the Wells Fargo 401(k) Plan dated August 28, 2009
99.2	Notice to Participants in the Wachovia Savings Plan dated August 28, 2009
99.3	Notice of Blackout Periods sent to Directors and Executive Officers of Wells Fargo & Company on September 2, 2009